Exhibit 99.1

Isabella Pearl Mine, NV USA NYSE American: GORO 2019 Annual General Meeting

This brochure contains statements that plan for or anticipate the future. Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature. Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like. Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC. Prospective investors are urged not to put undue reliance on these forward-looking statements. This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or www.Goldresourcecorp.com FORWARD LOOKING STATEMENTS 2 NYSE American: GORO

AGENDA ➢2018 Highlights ➢Oaxaca Mining Unit ➢Nevada Mining Unit ➢Growth Profile ➢Company Vision ➢Gold 3 NYSE American: GORO Isabella Pearl Mine, NV USA

✓ 8th consecutive year of profitability ✓ 8 years of organic growth (Q3 2010 – Q3 2018) ✓ $115.3 million net sales, an increase of 5% year-over-year ✓ $9.3 million net income, or $0.16 per share ✓ $84 total cash cost per precious metal gold equivalent ounce sold ✓ $655 total all-in sustaining cash cost per precious metal ounce (“AISC”) ✓ Obtained necessary permits to construct and operate Isabella Pearl Project ✓ $15.4 million cash flow deployed to build Isabella Pearl Project ✓ $15 million equity raise to fund Isabella Pearl project construction (2018-2019) 2018 REVIEW 4 NYSE American: GORO Isabella Pearl Mine, NV USA

5 NYSE American: GORO 2018 REVIEW ✓ Working capital of $13.5 million ✓ Commenced Isabella Pearl construction and completed heap leach pad ✓ Commenced Isabella Pearl mining, crushing, and ore placement on heap pad ✓ $1.1 million dividends distributed totaling $111 million total to date ✓ Global Proven & Probable Reserve tonnes increased by 16% year-over-year ✓ Global Proven & Probable Reserve Au oz increase 17.9%, Ag increase 14.2% Isabella Pearl Mine, NV USA

OAXACA MINING UNIT 6 Production, Development & Exploration Stage NYSE American: GORO Aguila Mill, Oaxaca, MX

OAXACA MINING UNIT UPDATE 7 NYSE American: GORO ➢El Aguila Project ➢Grid Power Complete ➢Tailings facility phase IV complete ➢Paste fill plant nearing completion ➢Arista Mine Expansion ➢Alta Gracia Project ➢Mirador Mine Aguila Mill, Oaxaca, MX

➢Successfully connected to the power grid ➢5 year process ➢Reduce unit power costs ➢Saving +$1M (w diesel credit) ➢Savings +$5M (no diesel credit) ➢Reduce generator maintenance and replacement costs ➢25,000 families along the route have first time access to electricity 34.5 KVA POWER LINE PROJECT COMPLETE NYSE American: GORO

➢Tailings lift construction phase IV complete ➢2-3 year capacity, mill throughput dependent ➢Evaluating future phase V and / or dry stack tailings facility TAILINGS FACILITY PHASE IV COMPLETE NYSE American: GORO Phase IV Phase I & II Phase III Mill Phase IV complete

➢Reconstitute tailings and pipe back into mine ➢Final construction phase ➢Safer, lessens surface impoundment needs and should allow for 100% extraction of mine pillars ➢Credit to the team to bring this project in-house (~$4.M vs ~$20M) PASTE FILL PROJECT NYSE American: GORO

➢ Arista – 39 modeled veins & splays ➢ Switchback – 22 modeled veins and splays ARISTA MINE EXPANSION NYSE American: GORO

SWITCHBACK VEIN SYSTEM; 2019 NW EXPANSIONS NYSE American: GORO ➢ 11.95 meters of 1.04 grams per tonne (g/t) gold and 494 g/t silver, including 2.50 meters of 2.68 g/t gold and 1,420 g/t silver

➢Independencia Portal ➢Wider high-grade veins ➢Development crosscut in March 2019: 6 meters @ 992 g/t Ag ALTA GRACIA PROJECT NYSE American: GORO Independencia Portal Mirador Portal Future design of mine spiral ramp and levels Mined from this area in 2018 Mirador Portal Independencia Portal Mining from this area in 2019

OAXACA MINING UNIT RESERVES 14 NYSE American: GORO ➢ 2018 delivered strongest Proven & Probable Reserve tonnes to date ➢ Replaced the tonnes mined every year since 2013

➢ In production for 3 ½ years prior to P&P report ➢ Consistently increased reserve tonnes since first P&P report in 2013 ➢ Exploration budgets decreased over time due to bear market ➢ More efficient P&P delineation drilling in spite of smaller drill budgets OAXACA MINING UNIT RESERVES 15 NYSE American: GORO

Company awarded Mexico’s “ESR” seal for fifth consecutive year ➢ Socially responsible company ➢ Positive social, environmental & economic impact 2019 SOCIAL / CORPORATE LICENSE 33 NYSE American: GORO

NEVADA MINING UNIT 17 NYSE American: GORO Production, Development & Exploration Stage Isabella Pearl Mine, NV USA ➢First gold production ➢Project construction photos ➢Drone flyover ➢Nevada exploration

✓ Obtained mine permits in May ✓ Officially broke ground at Isabella Pearl June 2018 MAJOR NV MILESTONE 2018 18 NYSE American: GORO

✓ Produced first gold at Isabella Pearl just 10 months after ground breaking (April) 19 NYSE American: GORO MAJOR NV MILESTONE 2019 Walker Lane Minerals is a 100% owned subsidiary of Gold Resource Corporation.

20 NYSE American: GORO ISABELLA PEARL PROJECT

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49 Isabella Pearl Deposit Main Haul Road Office & Lab Crushing Facility Heap Leach Pad ADR Processing Facility Preg & Barron Ponds ISABELLA PEARL PROJECT NYSE American: GORO

50 Isabella Pearl Deposit Main Haul Road Office & Lab Crushing Facility Heap Leach Pad ADR Processing Facility Preg & Barron Ponds ISABELLA PEARL PROJECT NYSE American: GORO

NEVADA MINING UNIT; ISABELLA PEARL FLY-BY 24 Gold Resource Corporation NYSE American: GORO 51

52 Isabella Pearl Deposit Main Haul Road Office & Lab First ROM lift Crushing Facility Heap Leach Pad ADR Processing Facility Preg & Barron Ponds ISABELLA PEARL PROJECT NYSE American: GORO

53 Waste Isabella Pearl Deposit Main Haul Road Office & Lab First ROM lift Crushing Facility Heap Leach Pad ADR Processing Facility Preg & Barron Ponds ISABELLA PEARL PROJECT NYSE American: GORO

54 Low grade stockpile Waste Isabella Pearl Deposit Main Haul Road ADR Processing Facility Preg & Barron Ponds Crushing Facility Heap Leach Pad Office & Lab First ROM lift Conveyors First Crushed lift ISABELLA PEARL PROJECT NYSE American: GORO

55 55 Low grade stockpile Waste Isabella Pearl Deposit Main Haul Road ADR Processing Facility Preg & Barron Ponds Crushing Facility Heap Leach Pad Office & Lab First ROM lift Heap Leach Pad First Crushed lift ISABELLA PEARL PROJECT NYSE American: GORO

56 NYSE American: GORO MAJOR MILESTONE 2019

✓ Built a project, ground breaking to gold production, in 10 months ✓ Committed team overcoming various challenges along the way 57 NYSE American: GORO MAJOR MILESTONE 2019

NEVADA PRODUCTION TARGETS 58 NYSE American: GORO 0 10,000 20,000 30,000 40,000 50,000 Year 1 29,383 Year 2 40,886 Year 3 41,261 Year 4 41,623 Year 5 20,000 Gold Ounces ➢ Gold production achieved April 2019 ➢ Ramping up production phase ➢ Targeted production ranges • ~29,300 oz Gold Year 1 • ~40,800 oz Gold Year 2 • ~41,200 oz Gold Year 3 • ~41,600 oz Gold Year 4 • ~20,000 oz Gold Year 5 Walker Lane Minerals is a 100% owned subsidiary of Gold Resource Corporation First Isabella Pearl gold bar produced April 2019.

POSITIONED FOR 100% GROWTH NYSE American: GORO 0 10000 20000 30000 40000 50000 60000 IP Build* IP ramp** YR#2 YR#3 YR#4 ~67KAu~ ~56KAu Gold oz’s Nevada Oaxaca production steady state for demonstration purposes ➢ Nevada Mining Unit (Isabella Pearl Project) impact ➢ Substantial gold production increase of over 100%* ➢ Graph does not account for Ag, Cu, Pb & Zn production * Timing dependent construction timeframes. Production estimate for Oaxaca Mining Unit at steady state for IP impact demonstration purposes **Full YR IP projection and assuming Oaxaca Mining Unit steady state. ~40K oz Au +100% Gold Production 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca 27.0K oz Au Oaxaca ~40K oz Au ~40K oz Au Nevada Nevada Nevada

ISABELLA PEARL PIT EXPANSION 60 NYSE American: GORO ➢ Deposit expansion west with 50-meter step-out • 22.86 meters @ 1.03 grams per tonne Au (see 6-5-2019 Co. Press Release) ➢ Potential for northern expansion as well ➢ Targeting mine life increases • 2017 4 year mine life • 2018 4 ½ year mine life • 20k Au oz added • 2019 step-outs • Targeting 5+ year life

Isabella Pearl Exploration

Gold Resource Corporation
NYSE American: GORO

✓ **Exploration potential expanding Isabella Pearl pit and other trend targets**



Numerous targets trending NW
Civit Cat NW target
Scarlet Target: Surface samples from 1-9 g/t Au
Historic drilling deep @ ~1 g/t
Civit Cat North, pit expansion potential north
Isabella Pearl Mine
22.86 meters @ 1.03 g/t Au step out
NEVADA
Mineral County
Legend
Rock Chip Samples
Au (ppm)
Regional Faults
Historic Drill Holes
Civit Cat North Target Area
Scarlet Target Area
Civit Cat NW Target Area
Unpaved Roads
Isabella Pearl (IP) Pit Boundary
Permitted Mine Boundary
0 400 800 1,200 1,600 2,000
Meters
1:20,000

Gold Resource Corporation
NYSE American: GORO

Numerous Targets on Trend

- Regional structural trend
  - Historic open pit deposits
  - Northwest trending
  - Numerous targets
  - Co. controls ~6 miles


Isabella Pearl
N
Wild Horse West
Rabbit Springs
North West Ridge
Nevada-Juneau
Corridor North
Pyrite Springs
Copper Cliffs
Prospect Mt
Silica Knob
Elvira
Civet Cat
Corridor
The Wedge
Twin Hills
Scarlet
Isabella Pearl Deposit
~6 miles (9.65km)
NW mineralized trend
Historic Santa Fe Deposit
Historic Slab Deposit
Historic Clavada East Deposit
Historic York Deposit
Company Claims
~3,642 Hectares (9,000 acres)
Open pit heap leach deposits
Targets
1 mile

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GROWTH / EXPLORATION 63 NYSE American: GORO N 63 Synergistic Mining Unit Approach: ➢ Close property proximities ➢ Equipment, facility & management sharing ➢ Cash flow from Isabella Pearl to finance additional projects ➢ Lower CAPEX and operational costs ➢ Lower future shareholder dilution ➢ Excellent access to infrastructure: power, water, roads Isabella Pearl P&P 214,800 oz Au 2.28 g/t Au avg East Camp Douglas Drill highlights include*; 23.86m @ 1.99 g/t Au from surface 22.86m @ 13.55 g/t Au from 4.6m County Line 9.15m @ 3.86 g/t Au* GRC Properties P&P = Co.’s Proven and Probable Reserves *=third party drill results g/t = grams per tonne, Au = gold, m = meters CAPEX = capital expenditure 23 Mina Gold Drill highlights include; 15.24m @ 3.86 g/t Au from surface 12.19m @ 2.98 g/t Au from 6.1m

EAST CAMP DOUGLAS NORTH END OF PROPERTY 64 NYSE American: GORO ➢ High-grade gold open pit potential ➢ Large district scale property ➢ Known high-grade gold on north end ➢ Third party drill highlights include: • 23.86 m @ 1.99 g/t Au from surface • 9.10 m @ 1.00 g/t Au from surface • 22.86 m @ 13.55 g/t Au 4.6 meters downhole • 18.29 m @ 2.42 g/t Au • 13.72 m @ 2.88 g/t Au 13 meters downhole • 15.24 m @ 1.25 g/t Au 47 meters downhole • 18.80 m @ 1.91 g/t Au • 27.40 m @ 1.62 g/t Au • 7.62 m @ 2.86 g/t Au 3 meters downhole • 6.10 m @ 2.00 g/t Au • 4.57 m @ 4.39 g/t Au • 4.57 m @ 1.39 g/t Au ➢ Large target on south end of property ➢ 5,300 acres ➢ 277 unpatented claims ➢ 12 patented claims ➢ 200 acres of fee land East Camp Douglas

EAST CAMP DOUGLAS SOUTH END OF PROPERTY NYSE American: GORO ➢ Lithocap of residual quartz and advanced argillic alteration ➢ High grade surface samples associated within and around the margins of lithocap ➢ Indicates proximity to an intrusive center ➢ Large potential

GROWTH / FUTURE DIVIDENDS 66 NYSE American: GORO +US$111M returned to shareholders Dividends may vary in amount and consistency or be discontinued at management’s discretion depending on variables including but not limited to operational cash flows, Company development requirements, strategies, construction, spot gold and silver prices, taxation, general market conditions and other factors described in the Company’s public filings. MILLIONS USD / YEAR Consecutive Monthly Dividends Income Equity ➢ 2012 dividends = US$36.5M ➢ Bear market lowered dividends ➢ 2019 Current US$1.1M ➢ Potential 2019 increased dividends ➢ Once NV ops ramp up ➢ 2020 potential increased dividends ➢ Bear market provided a “reset” 35 2011 2013 2012 2014 2015 Our philosophy: return as much in dividends to the shareholders when possible, while balancing the growth needs of the Company 2016 2017 0 5 10 15 20 25 30 35 40 6 cents/share/month 2018

CATALYSTS 67 NYSE American: GORO ➢100% increase in gold production ➢Increased dividends ➢Metal market price increases Three Primary Catalysts

Clear consistent vision of Gold Resource Corporation as: ✓ Diversified, multi-jurisdictional producer ✓ Low-cost precious metal producer ✓ Explorer ✓ Dividend Payer ✓ Shareholder friendly philosophy ✓ Production growth profile 2019 AND BEYOND 68 NYSE American: GORO

GOLD COMMENTARY 69 NYSE American: GORO ➢ London Metal Exchange (LME) to ban day drinking ➢ This is apparently an issue at the LME?

LME To Ban Day Drinking

Gold Resource Corporation
NYSE American: GORO

➢ Metal traders banned from workday boozing

"**The days of long, booze-fuelled City lunches appear to be nearing an end as the London Metal Exchange becomes the latest firm to introduce a booze ban**."

The exchange has said that all staff who work on its trading floor can no longer drink during working hours.

The ban affects about 120 personnel - from traders to clerks - of nine different firms who work in the Ring.

The move follows similar rules on alcohol and drugs from Lloyd's of London, introduced earlier this year.

'No ambiguity'

Ben Willmott, head of public policy at human resources trade body the CIPD, said it was common for firms to have a policy around how much alcohol was reasonable in working hours, even in industries which were not safety-critical.

"It makes sense to have a policy so that there is no ambiguity. A policy may well allow appropriate lunchtime drinking. It doesn't have to be a zero-tolerance policy."

Mr Willmott said having a policy on drinking made it easier for managers to raise the issue if there was a problem and to highlight the support available.

https://www.bbc.co.uk/news/business-48635289

GOLD COMMENTARY 71 ➢ Gold offers no yield. It has no P/E because it has no earnings. And yet... ➢ Gold has provided investors with a superior return to stocks, bonds, and residential real estate over the past 20 years. NYSE American: GORO Source: goldsilver.com & J.P. Morgan Asset Management

72 ➢ Central banks continue to buy gold ➢ Central Banks aggregate holdings increased Q4 2018 to present ➢ What do they do vs. what they say about gold NYSE American: GORO CENTRAL BANK GOLD Arlington Group, Gold and Central Bank Holdings. Data as at 31st December 2018

73 ➢ ‘In Gold We Trust’: Waning confidence in US sends world’s central banks on buying spree ➢ So far in 2019, they have bought 145.5 tons of gold, which is more in a quarter of a year than central banks have purchased in the preceding six years ➢ Represents a 68 percent increase from the year before NYSE American: GORO CENTRAL BANK GOLD https://www.rt.com/op-ed/461207-central-banks-buy-gold-dollar/

Thank you for being a GORO shareholder and thank you for your time today THANK YOU 74 NYSE American: GORO